PRISM SOFTWARE CORPORATION
                       2000 NONSTATUTORY STOCK OPTION PLAN

         1. PURPOSE. The Plan is intended to provide incentive to key employees and directors of the Company, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company, and to attract new employees with outstanding qualifications.

         2. DEFINITIONS.

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (c) "Committee" shall mean the committee, if any, appointed by the Board in accordance with Section 4 of the Plan.

               (d) "Common Stock" shall mean the Common Stock of the Company.

               (e) "Company" shall mean Prism Software Corporation, a Delaware corporation.

               (f) "Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.

               (g) "Employee" shall mean an individual who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Company.

               (h) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Option may exercised.

               (i) "Fair Market Value" shall mean the value of one Share of Common Stock, determined as follows:

                    (1) If the Shares are traded on any recognized exchange, the
               NASDAQ System, or the NASDAQ OTC-Bulletin Board, the closing price if one is available, or the mean between the bid and asked prices at the close of business on the date of valuation; or

                    (2) If (1) does not apply, the fair market value as
               determined by the Board or the Committee in good faith. Such determination shall be conclusive and binding on all persons.

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               (j) "Option" shall mean any stock granted pursuant to the Plan.

               (k) "Optionee" shall mean an employee who has received an Option.

               (l) "Plan" shall mean the Prism Software Corporation 2000 Nonstatutory Stock Option Plan, as it may be amended from time to time.

               (m) "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

               (n) "Retirement" shall mean the voluntary termination of employment by an Employee upon the attainment of age sixty-five and the completion of not less than twenty years of service with the Company.

               (o) "Share" shall mean one share of Common Stock, adjusted in accordance with Section 9 of the Plan (if applicable).

         3. EFFECTIVE DATE. The Plan was adopted by the Board on May 4, 2000, which shall be the effective date of the Plan.

         4. ADMINISTRATION. The Plan shall be administered by the Board, or by a committee appointed by the Board which shall consist of not less than three members (the "Committee"). The Board shall appoint one of the members of the Committee, if there be one, as Chairman of the Committee. If a Committee has been appointed, the Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Board, or the Committee if there be one, shall from time to time at its discretion select the Employees who are to be granted Options, and determine the number of Shares to be granted to each Optionee. A member of the Board or a Committee member shall in no event participate in any determination relating to Options held by or to be granted to such Board or Committee member. The interpretation and construction by the Board, or by the Committee if there be one, of any provision of the Plan or of any Option granted thereunder shall be final. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

         5. PARTICIPATION.

         The Optionees shall be such persons as the Board, or the Committee if there be one, may select from among the following classes of persons:

                    (1) Employees of the Company (who may be officers, whether or not they are directors); and

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                    (2) Directors of the Company.

         6. STOCK. The stock subject to Options granted under the Plan shall be Shares of the Company's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed three million (3,000,000) shares. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. In the event that any outstanding Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be made subject to any Option. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified therein.

         7. TERMS AND CONDITIONS OF OPTIONS.

               (a) STOCK OPTION AGREEMENTS. Options shall be evidenced by written stock option agreements in such form as the Board, or the Committee if there be one, shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below.

               (b) NUMBER OF SHARES. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 9 hereof.

               (c) EXERCISE PRICE. Each Option shall state the Exercise Price. Except as otherwise determined by the Board or the Committee, the Exercise Price shall not be less than 85% of the Fair Market Value on the date of grant.

               (d) MEDIUM AND TIME OF PAYMENT. The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option Agreement so provides the Purchase Price may be paid (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price, (ii) by cancellation of indebtedness owed by the Company to the Optionee, (iii) with a full recourse promissory note executed by the Optionee, or (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note shall be determined by the Board, or the Committee if there be one. The Board, or the Committee if there be one, may require that the Optionee pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares by released to the Optionee until such note shall have been paid in full. In the event the Company determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements.

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               (e) TERM AND NONTRANSFERABILITY OF OPTIONS. Each Option shall state the time or times, and the conditions upon which, all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten years from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, the Option shall not be transferable. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.

               (f) TERMINATION OF EMPLOYMENT, EXCEPT BY DEATH, DISABILITY OR RETIREMENT. If an Optionee ceases to be an Employee for any reason other than his or her death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions of (e) above, to exercise the Option at any time within three months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised; provided, however, that if the Optionee was terminated for cause (as defined in the applicable option agreement) any Option not exercised in full prior to such termination shall be canceled. For this purpose, the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). The foregoing notwithstanding, the Board, or the Committee if there be one, may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment.

               (g) DEATH OF OPTIONEE. If an Optionee dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions of (e) above, at any time within twelve months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised. The foregoing notwithstanding, the Board, or the Committee if there be one, may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment.

               (h) DISABILITY OF OPTIONEE. If an Optionee ceases to be an Employee by reason of Disability, such Optionee shall have the right, subject to the restrictions of (f) above, to exercise the Option at any time within twelve months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised. The Board, or the Committee if there be one, may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment.

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               (i) RETIREMENT OF OPTIONEE. If an Optionee ceases to be an
               Employee by reason of Retirement, such Optionee shall have the right, subject to the restrictions of (e) above, to exercise the Option at any time within three months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised. The foregoing notwithstanding, the Board, or the Committee if there be one, may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment.

               (j) RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9 hereof.

               (k) MODIFICATION, EXTENSION AND RENEWAL OF OPTION. Within the limitations of the Plan, the Board, or the Committee if there be one, may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

               (l) OTHER PROVISIONS. The stock option agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Board, or the Committee if there be one, shall deem advisable.

         8. TERM OF PLAN. Options may be granted pursuant to the Plan until the expiration of ten years from the effective date of the Plan.

         9. RECAPITALIZATIONS. The number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase of decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. Subject to any required action by stockholders, if the Company is the surviving Company in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. In the event of a merger or consolidation in which the Company is not the surviving Company, the date of exercisability of each outstanding Option shall be accelerated to a date prior to such merger or consolidation, unless the agreement of merger or consolidation provides for the assumption of the Option by the successor to the Company. To the extent that the

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foregoing adjustments relate to securities of the Company, such adjustments shall be made by the Board, or the Committee if there be one, whose determination shall be conclusive and binding on all persons. Except as expressly provided in this Section 9, the Optionee shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another Company, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power to the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

         10. SECURITIES LAW REQUIREMENTS.

               (a) LEGALITY OF ISSUANCE. The issuance of any Shares upon the exercise of any Option and the grant of any Option shall be contingent upon the following:

                    (1) the Company and the Optionee shall have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), and to qualify the Option and the Shares under any and all applicable state securities or "blue sky" laws or regulations, or to perfect an exemption from the respective registration and qualification requirements thereof;

                    (2) any applicable listing requirement of any stock exchange on which the Common Stock is listed shall have been satisfied; and

                    (3) any other applicable provision of state of Federal law shall have been satisfied.

               (b) RESTRICTIONS ON TRANSFER. Regardless of whether the offering and sale of Shares under the plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which required an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section shall be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law.

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         "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

               (c) REGISTRATION OR QUALIFICATION OF SECURITIES. The Company may, but shall not be obligated to register or qualify the issuance of Options and/or the sale of Shares under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Options or the sale of Shares under the plan to comply with any law.

               (d) EXCHANGE OF CERTIFICATES. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

         11. AMENDMENT OF THE PLAN. The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the plan or revise or amend it in any respect whatsoever.

         12. EXECUTION. To record the adoption of the Plan in the form set forth above by the Board effective as of May 4, 2000 the Company has caused this Plan to be executed in the name and on behalf of the Company where provided below by an officer of the Company thereunto duly authorized.

                                            Prism Software Corporation

                                            By: /s/ Ted Daniels
                                                --------------------------------
                                                Ted Daniels, President/CEO

                                            By: /s/ Allard Villere
                                                --------------------------------
                                                Al Villere, Secretary

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